UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S) TOWER AUTOMOTIVE, INC., ET.AL. (1)	CASE NO. 05-10578 (ALG) (JOINTLY ADMINISTERED) CHAPTER 11

TENTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED NOVEMEBER 30, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $147,261,347

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE:(312) 861-2200

MONTHLY NET INCOME (LOSS): $(18,479,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: DECEMBER 30, 2005           S/ JAMES A MALLAK
                                                     JAMES A. MALLAK, CHIEF FINANCIAL OFFICER

(1)     The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended November 30, 2005	4
Consolidated Debtors in Possession Balance Sheet as of October 31, 2005 and November 30, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month
ended November 30, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of November 30, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property
taxes for the month ended November 30, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	12
Statement regarding insurance policies	12
Debtors in Possession disbursements for the month ended November 30, 2005	13

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

NOTES TO MONTHLY OPERATING REPORT

General

The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings

On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

certain other pre-petition obligations.Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information

The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions

Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Income Taxes

Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing

In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.25% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.25% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSIONSTATEMENTS
OF OPERATIONS
(Amounts in thousands of U.S. Dollars — unaudited)

November 1, 2005 to November 30, 2005
Revenues	$ 134,535
Cost of sales	132,197

Gross profit	2,338
Selling, general and administrative expenses	6,987
Restructuring and asset impairment charges, net	(417)

Operating income (loss)	(4,232)
Interest expense	5,939
Interest income	(1,732)
Other income	-
Chapter 11 and related reorganization items	9,833

Income (loss) before provision for income	(18,272)
taxes, equity in earnings of joint ventures,
and minority interest
Provision (benefit) for income taxes	192

Income (loss) before equity in earnings of	(18,464)
joint ventures
Equity in earnings of joint ventures, net of tax	(15)

Net income/(loss)	$(18,479)

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSIONCONSOLIDATED
BALANCE SHEETS

(Amounts in thousands of U.S. dollars — unaudited)

	October 31, 2005	November 30, 2005
Current Assets:
Cash and cash equivalents	$ 4,802	$ 4,314
Accounts receivable	220,962	207,460
Inventories	73,371	70,912
Prepaid tooling and other	51,930	55,095

Total current assets	351,065	337,781
Property, plant and equipment, net	555,541	562,041
Investments in and advances to subsidiaries	762,260	726,495
Other assets, net	64,776	63,272

Total assets	$ 1,733,642	$ 1,689,589

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital
lease obligations	$ 14,257	$ 14,257
Accounts payable	137,496	126,021
Accrued liabilities	151,999	149,303

Total current liabilities	303,752	289,581
Liabilities subject to compromise:	1,133,971	1,133,052
Non-Current Liabilities Not Subject to Compromise:
Long-term debt, net of current maturities	43,771	43,770
Debtor-in-possession borrowings, net of current
maturities	559,985	581,985
Other noncurrent liabilities	193,780	163,079

Total liabilities	2,235,259	2,211,467

Stockholders' Deficit:	(501,617)	(521,878)

Total liabilities and stockholders' deficit:	$ 1,733,642	$ 1,689,589

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSIONCONSOLIDATED
STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

November 1, 2005 to November 30, 2005
OPERATING ACTIVITIES:
Net loss	$(18,479)
Adjustments required to reconcile net loss to net cash
provided by (used in) operating activities:
Chapter 11 and related reorganization items, net	7,323
Restructuring and asset impairment, net	-
Depreciation	7,464
Equity in earnings of joint ventures, net	15
Change in working capital and other operating items	(4,133)

Net cash provided by (used in) operating activities	(7,810)

INVESTING ACTIVITIES:
Capital expenditures	(14,678)

Net cash used for investing activities	(14,678)

FINANCING ACTIVITIES:
Proceeds from non-Debtor in possession borrowings	-
Repayments of non-Debtor in possession borrowings	-
Borrowings from DIP credit facility	71,500
Repayments of borrowings from DIP credit facility	(49,500)

Net cash provided by (used in) financing activities	22,000

Net change in cash and cash equivalents:	$ (488)

Cash and Cash Equivalents, beginning of period	$ 4,802
Cash and Cash Equivalents, end of period	$ 4,314

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSIONLIABILITIES
SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

November 30, 2005
Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$ 124,999
Due to Tower Automotive Capital Trust	258,750
9.25% Senior Euro notes	176,805
12% Senior notes	258,000

Total debt	818,554
Pre-petition accounts payable and accruals	191,447
Accrued interest on debt subject to compromise	21,343
Executory Contracts	85,345
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,133,052

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

TAX PAYMENT CERTIFICATION

Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

|X|	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

|X|	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our locations filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

Payroll Taxes withheld and paid

All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$ 3,071,363.99
Social Security - employee
Taxes	$ 1,222,952.53
Social Security - employer
Taxes	$ 1,222,955.97
Medicare - employee
Taxes	$ 333,639.26
Medicare - employer
Taxes	$ 333,640.12
Total taxes withheld	$ 6,184,551.87
Paid	$ 6,195,686.55
Difference	$ (11,134.68)
FUTA
Taxes	$ 2,666.87
Paid	$ -
Difference	$ 2,666.87
Illinois Unemployment Insurance
Taxes	$ 8,986.98
Paid	$ -
Difference	$ 8,986.98

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

Payroll taxes withheld and paid (continued)

Illinois Withholding
Taxes	$ 70,774.85
Paid	$ 70,909.35
Difference	$ (134.50)
Indiana Locals
Taxes	$ 819.40
Paid	$ 819.40
Difference	$ -
Indiana Unemployment Insurance
Taxes	$ 18.18
Paid	$ -
Difference	$ 18.18
Indiana Withholding(also local withholdings)
Taxes	$ 55,853.86
Paid	$ 55,853.86
Difference	$ -
Kentucky Unemployment Insurance
Taxes	$ 1,666.22
Paid	$ -
Difference	$ 1,666.22
Kentucky Withholding
Taxes	$ 17,213.03
Paid	$ 17,213.03
Difference	$ -
Kentucky, Bardstown
Taxes	$ 7,640.71
Paid	$ 7,605.33
Difference	$ 35.38
Kentucky, Nelson County
Taxes	$ 483.68
Paid	$ 483.68
Difference	$ -
Kentucky, KREDA
Taxes	$ 67,971.63
Paid	$ -
Difference	$ 67,971.63

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

Payroll taxes withheld and paid (continued)

Michigan Unemployment Insurance
Taxes	$ 8,721.10
Paid	$ -
Difference	$ 8,721.10
Michigan Withholding
Taxes	$ 417,149.38
Paid	$ 417,565.13
Difference	$ (415.75)
Michigan, Detroit
Taxes	$ 7,132.85
Paid	$ 6,934.11
Difference	$ 198.74
Michigan, Grand Rapids
Taxes	$ 2,106.55
Paid	$ 2,106.55
Difference	$ -
Michigan, Pontiac
Taxes	$ 53.46
Paid	$ 53.46
Difference	$ -
Michigan, Port Huron
Taxes	$ 80.50
Paid	$ -
Difference	$ 80.50
Missouri Withholding
Taxes	$ 20.00
Paid	$ 20.00
Difference	$ -
Mississippi Unemployment Insurance
Taxes	$ 112.15
Paid	$ -
Difference	$ 112.15
Mississippi Withholding
Taxes	$ 21,191.00
Paid	$ 21,039.00
Difference	$ 152.00

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

Payroll taxes withheld and paid (continued)

Ohio School Districts
Taxes	$ 8,130.20
Paid	$ 8,079.44
Difference	$ 50.76
Ohio Unemployment Insurance
Taxes	$ 1,541.63
Paid	$ -
Difference	$ 1,541.63
Ohio Withholding
Taxes	$ 68,686.65
Paid	$ 68,758.44
Difference	$ (71.79)
Ohio, Bellevue
Taxes	$ 7,209.92
Paid	$ -
Difference	$ 7,209.92
Ohio, Bluffton
Taxes	$ 9,589.58
Paid	$ -
Difference	$ 9,589.58
Ohio, Toledo
Taxes	$ 77.56
Paid	$ 77.56
Difference	$ -
Ohio, Carey
Taxes	$ 47.95
Paid	$ -
Difference	$ 47.95
Ohio, Tiffin
Taxes	$ 106.56
Paid	$ 106.56
Difference	$ -
Ohio, Fostoria
Taxes	$ 34.14
Paid	$ 34.14
Difference	$ -

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

Payroll taxes withheld and paid (continued)

Ohio, Upper Sandusky
Taxes	$ 4,264.64
Paid	$ -
Difference	$ 4,264.64
Ohio, Hicksville
Taxes	$ 159.75
Paid	$ -
Difference	$ 159.75
Tennessee Unemployment Insurance
Taxes	$ 3,762.83
Paid	$ -
Difference	$ 3,762.83
Wisconsin Unemployment Insurance
Taxes	$ 644.57
Paid	$ -
Difference	$ 644.57
Wisconsin Withholding	$ -
Taxes	$ 71,459.30
Paid	$ 71,459.30
Difference	$ -

STATEMENT REGARDING INSURANCE POLICES

All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers’ compensation and disability insurance.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, NOVEMBER 2005

DISBURSEMENTS FOR THE MONTH ENDED NOVEMBER 30, 2005

Legal Entity	Monthly Disbursements
Tower Automotive, Inc.	$ 0
Algoods, USA, Inc.	$ 0
RJ Tower Corporation	$ 7,253,814
Tower Automotive Bardstown, Inc.	$ 10,687,404
Tower Automotive Bowling Green, LLC	$ 17,989
Tower Automotive Chicago, LLC	$ 8,492,266
Tower Automotive Finance, Inc.	$ 0
Tower Automotive Granite City, LLC	$ 5,445,066
Tower Automotive Granite City Services, LLC	$ 1,334,275
Tower Automotive International, Inc.	$ 0
Tower Automotive International Holdings, Inc.	$ 0
Tower Automotive International Yorozu Holdings, Inc.	$ 0
Tower Automotive Lansing, LLC	$ 27,836,664
Tower Automotive Madison, LLC	$ 0
Tower Automotive Michigan, LLC	$ 1,530,543
Tower Automotive Milwaukee, LLC	$ 7,163,727
Tower Automotive Plymouth, Inc.	$ 4,331,874
Tower Automotive Products Company, Inc.	$ 33,579,435
Tower Automotive Receivables Company, Inc.	$ 0
Tower Automotive Services and Technology, LLC	$ 0
Tower Automotive, s.r.o	$ 0
Tower Automotive Technology, Inc.	$ 20,781,631
Tower Automotive Technology Products, Inc	$ 0
Tower Automotive Tool, LLC	$ 12,159,506
Tower Services, Inc.	$ 2,160,980
Trylon Corporation d/b/a/ Tower Automotive	$ 4,486,173

Total Disbursements	$147,261,347

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 13-